\\intranet.barcapint.com\dfs-amer\group\Nyk\area\ibd\Industrial\Companies\Jeld-Wen\2015.07 Project Jamaica Dual Track\2015.10 IPO Execution\Presentation\Roadshow Presentation\Project Falcon_Roadshow Presentation_(1.13.17)_vNear Final_v10pm Q1 2018 Results Presentation | May 8, 2018 1 PRIVILEGED AND CONFIDENTIAL

Disclosures Forward-Looking Statements This presentation contains certain "forward-looking statements" regarding business strategies, market potential, future financial performance, the potential of our categories and brands, the estimated impact of tax reform on our results, litigation outcomes, our outlook for the second quarter and full year 2018, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward- looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q, both filed with the Securities and Exchange Commission. The assumptions underlying the guidance provided for the second quarter and full year 2018 include the achievement of anticipated improvements in end markets, competitive position, and product portfolio; stable macroeconomic factors; continued inflation in materials and freight; no changes in foreign currency exchange and tax rates; favorable interest expense due to the recent debt reduction; successful integration of recent acquisitions; and our future business plans. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release.. Non-GAAP Financial Measures This presentation presents certain “non-GAAP” financial measures. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of non-GAAP financial measures used in this presentation to their nearest comparable GAAP financial measures is included at the end of this presentation. The company provides certain guidance solely on a non-GAAP basis because the company cannot predict certain elements that are included in certain reported GAAP results, including the variables and individual adjustments necessary for a reconciliation to GAAP. While management is not able to specifically quantify the reconciliation items for forward-looking non-GAAP measures without unreasonable effort, the company expects these items to be similar to the types of charges and costs excluded from Adjusted EBITDA in prior periods. Management bases the estimated ranges of non-GAAP measures for future periods on its reasonable estimates of such factors as assumed effective tax rate, assumed interest expense, stock-based compensation expense, litigation expense, and other assumptions about capital requirements for future periods. The variability of these items may have a significant impact on our future GAAP financial results. We use Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, and Adjusted EPS because we believe they assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA margin are helpful in highlighting trends because they exclude the results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. We use Adjusted EBITDA and Adjusted EBITDA margin to measure our financial performance and also to report our results to our board of directors. Further, our executive incentive compensation is based in part on Adjusted EBITDA. In addition, we use Adjusted EBITDA as calculated herein for purposes of calculating compliance with our debt covenants in certain of our debt facilities. Adjusted EBITDA should not be considered as an alternative to net income as a measure of financial performance or to cash flows from operations as a liquidity measure. We define Adjusted EBITDA as net income, eliminating the impact of the following items: loss from discontinued operations, net of tax; gain (loss) on sale of discontinued operations, net of tax; equity (earnings) loss of non-consolidated entities; income tax; depreciation and amortization; interest expense, net; impairment and restructuring charges; gain on sale of property and equipment; share-based compensation expense; non-cash foreign exchange transaction/translation income (loss); other non-cash items; non-recurring, extraordinary items; other items; and costs related to debt restructuring, debt refinancing, and the Onex investment. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenues. We present free cash flow because we believe it assists investors and analysts in determining the quality of our earnings. We also use free cash flow to measure our financial performance and to report to our board of directors. In addition, our executive incentive compensation is based in part on free cash flow. We define free cash flow as cash flow from operations less capital expenditures (including purchases of intangible assets). Free cash flow should not be considered as an alternative to cash flows from operations as a liquidity measure. Adjusted net income represents net income adjusted for the after-tax impact of i) non-cash foreign currency (gains) losses, ii) impairment and restructuring charges, iii) one-time non-cash gains, iv) other non- recurring expenses associated with certain matters such as our initial public offering, secondary offering, mergers, and litigation. Adjusted EPS represents net income per diluted share adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate adjusted net income as described above. Where applicable such items are tax-effected at our estimated annual effective tax rate. Other companies may compute these measures differently. No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP. Due to rounding, numbers presented throughout this document may not sum precisely to the totals provided and percentages may not precisely reflect the absolute figures. 2

Introduction Kirk Hachigian, Chairman and Acting CEO 3

Introductory Comments What’s Working Near Term Focus Areas . Strategy and proven operating model . North America execution are in place - Rebuilding and stabilizing key roles in - Significant self-help margin North America leadership team improvement opportunity - Core growth . Success with M&A / capital deployment . More consistent performance in Europe . Global sourcing savings . Global focus on productivity . Marketing investments . Drive operating cadence for consistent, . Australasia segment delivering predictable financial results consistent performance in a challenging . Search for permanent CEO well market underway TEAMS ARE IN PLACE, REFOCUSED AND ENERGIZED ON CRITICAL ISSUES 4

First Quarter Summary . Mixed results in Q1 2018 against strong Q1 2017 - delivered adjusted EBITDA guidance . Net revenues increased 11.6%, driven by 7% increase from acquisitions - Flat core growth as unfavorable volume in North America offset core growth in Europe and Australasia . Improved North America service and delivery - focused on regaining market share . Implemented price increases globally to offset inflation in materials and freight . Net income of $40.3 million, an increase of $33.8 million - Favorably impacted by non-cash gain on equity investment and reduced interest expense . Q1 adjusted EBITDA margin of 9.3%, a (20) bps decline - Core business margins increased 30 bps, offset by dilutive impact of FX and recent M&A . Continued success with investments in strategic M&A - Closed three acquisitions in Q1 2018 with total expected annualized revenue impact of over $500 million . Net leverage increased from 2.4x to 3.1x due to M&A and seasonal working capital . New $250 million share repurchase plan authorized SOLID START TO THE YEAR…FOCUS ON CORE GROWTH AND MARGIN EXPANSION 5

Financial Review 6

Q1 2018 Financial Summary USD in millions (except for per share items) Q1 2018 YoY Change Net Revenues $946.2 11.6% Gross Margin $205.9 13.3% Gross Margin Percent 21.8% 40 bps Net Income $40.3 $33.8 EPS – Diluted (1) $0.37 N/A Adjusted EPS – Diluted (1) $0.30 N/A Adjusted EBITDA $87.8 8.5% Adjusted EBITDA Margin 9.3% (20) bps CORE REVENUES FLAT; ADJUSTED EBITDA MARGIN DILUTION FROM M&A AND FX (1) Prior period comparisons are not meaningful, as Q2 2017 was the first full quarter reflecting the post- IPO capital structure and dilution of the IPO transaction. 7

Q1 2018 Net Revenues Walk Q1 2018 JELD-WEN North America Europe Australasia Pricing 1% 1% 1% - Volume/Mix (1%) (3%) 1% 4% Core Growth - (2%) 2% 4% Acquisitions 7% 4% 9% 13% FX 5% 1% 13% 4% Total 11.6% 2.9% 24.5% 20.7% CORE GROWTH IN EUROPE AND AUSTRALASIA OFFSET BY NORTH AMERICA 8

North America Segment Performance USD in millions Q1 - Total Q1 – Core Only(1) 2018 YoY Change YoY Change Net Revenues $497.9 2.8% (2%) Adjusted EBITDA $47.0 (6.3%) (9%) Adjusted EBITDA Margin 9.4% (100 bps) (80 bps) Wood Windows Vinyl Windows Interior Doors Exterior Doors Wall Systems MARGINS IMPACTED BY LOWER CORE VOLUMES AND INFLATIONARY HEADWINDS (1) Excludes impact of FX and acquisitions completed in the last 12 months. 9

Europe Segment Performance USD in millions Q1 Q1 – Core Only(1) 2018 YoY Change YoY Change Net Revenues $301.7 24.5% 2% Adjusted EBITDA $33.8 24.3% 14% Adjusted EBITDA Margin 11.2% - 140 bps Residential Doors Commercial Doors Fire Resistant Sound Dampening Security Doors CORE MARGIN IMPROVEMENT OFFSET BY M&A AND FX (1) Excludes impact of FX and acquisitions completed in the last 12 months. 10

Australasia Segment Performance USD in millions Q1 Q1 – Core Only(1) 2018 YoY Change YoY Change Net Revenues $146.6 20.7% 4% Adjusted EBITDA $16.7 26.4% 9% Adjusted EBITDA Margin 11.4% 50 bps 50 bps Windows Doors Shower Enclosures Closet Systems Specialty Windows STRONG PERFORMANCE FROM CORE AND M&A (1) Excludes impact of FX and acquisitions completed in the last 12 months. 11

Balance Sheet and Cash Flow USD in millions Balance Sheet and Liquidity March 31, 2018 December 31, 2017 Total Debt $1,471.1 $1,273.7 Cash $103.0 $220.2 Total Net Debt $1,368.1 $1,053.5 Net Debt / Adjusted EBITDA 3.1x 2.4x Liquidity (1) $334.0 $512.2 Cash Flow Q1 2018 Q1 2017 Cash Flow From Operations ($65.3) ($9.2) Capital Expenditures (2) ($27.4) ($9.8) Free Cash Flow ($92.7) ($19.0) (1) Liquidity includes cash and availability from undrawn revolving credit facilities. (2) Includes purchases of property, equipment, and intangible assets. LEVERAGE SLIGHTLY HIGHER FROM RECENT M&A & SEASONAL WORKING CAPITAL 12

Strategic M&A Segment 2015 2016 2017 2018 Closed: March 30, 2018 Expected annualized revenue impact: North $275M America Products: Value-added millwork fabrication services for dealers and home center customers Closed: February 19, 2018 Expected annualized revenue impact: Europe €110M Products: Steel frames and steel door manufacturing Closed: February 28, 2018 Expected annualized revenue impact: Australasia AU$130M Products: Aluminum windows and patio doors, focused on 1st time home buyer market INVESTED ~$500M IN M&A SINCE 2015; DELIVERING ATTRACTIVE RETURNS 13

2018 Outlook 14

2018 Outlook USD in millions Q2 2018 Outlook 2017 Q2 Actual 2018 Q2 Outlook Adjusted EBITDA $125.3 $135 to $145 Full Year 2018 2018 FY Previous Outlook (1) 2018 FY Updated Outlook (2) Net Revenue Growth 10.0% to 13.0% 17.0% – 19.0% Core Revenue Growth ~3% ~3% Adjusted EBITDA $505 to $535 $505 to $535 Capital Expenditures $100 to $120 $100 to $120 (1) Based on FX rates as of February 2018. Includes carryover impact of three acquisitions closed in 2017 and partial year impact of Domoferm acquisition and A&L acquisition. (2) Based on current FX rates. Includes carryover impact of three acquisitions closed in 2017 and partial year impact of Domoferm acquisition, A&L acquisition, and ABS acquisition. FY CORE MARGINS IMPROVE ~80 BPS; FCF GREATER THAN ADJ. NET INCOME 15

Summary . Solidifying North America and Global teams…critical open positions have been filled . Continue to improve service and quality . Focus on cost out: productivity, overhead reduction, and managing SG&A . Balance material inflation, price, market share . Successful integration of recent acquisitions PORTFOLIO, STRATEGY, AND OPERATING MODEL IN PLACE…FOCUS ON EXECUTION 16

Appendix 17

2018 Full Year Outlook Development & Assumptions

2018 Full Year Outlook Development	Revenue Growth Outlook Range vs. Prior Year	Adjusted EBITDA Outlook Range	Adjusted EBITDA Margin % (midpoint)	Adjusted EBITDA Margin Change vs. Prior Year (midpoint)
2017 Actual	N/A	N/A	11.6%	N/A
New Developments: • Acquired Domoferm on Feb 19, 2018. Expected to add €110M annualized revenue at mid-single digit adjusted EBITDA margins.				
2018 Outlook Issued February 21, 2018 (includes Domoferm acquisition)	8-10%	$500-530	12.5%	90 bps
New Developments: • Acquired A&L Windows on Feb 28, 2018. Expected to add AU$130M annualized revenue at high single digit adjusted EBITDA margins.				
2018 Outlook Updated February 28, 2018 (includes Domoferm, A&L acquisitions)	10-13%	$505-535	12.4%	80 bps
New Developments: • Acquired ABS on March 30, 2018. Expected to add $275M annualized revenue at mid-single digit adjusted EBITDA margins. • Updated outlook assumptions for FX rates and impact to core business for inflation and additional operational investments to support core growth.				
2018 Outlook Updated May 8, 2018 (includes Domoferm, A&L, ABS acquisitions)	17-19%	$505-535	11.7%	10 bps

2018 Outlook Assumptions at Midpoint of Range	Revenue Growth Assumption	Adjusted EBITDA Margin Change Assumption vs. Prior Year
Core	3%	80 bps
Acquisition carryover impact from 2017 deals plus three new 2018 deals	13%	(60 bps)
FX	2%	(10 bps)
Total 2018 Outlook (midpoint)	18%	10 bps

18

Non-GAAP Reconciliation Adjusted EBITDA (USD in millions) Three Months Ended March 31, April 1, 2018 2017 Net income $ 40.3 $ 6.4 Equity earnings of non-consolidated entities (0.7) (0.5) Income tax (benefit) expense (4.0) 2.3 Depreciation and intangible amortization 28.5 27.1 (1) Interest expense, net 15.7 26.9 Impairment and restructuring charges 3.0 1.2 Gain on previously held shares of an equity investment (20.8) — Gain on sale of property and equipment (0.1) — Stock-based compensation expense 2.0 5.4 Non-cash foreign exchange transaction/translation (income) loss 3.9 4.4 Other items(2) 20.3 7.6 Costs relating to debt restructuring and refinancing — 0.3 Adjusted EBITDA(3) $ 87.8 $ 81.0 1. For the three months ended April 1, 2017, interest expense includes the write-off of $6.1 of original issue discount and deferred financing fees related to the repayment of debt. 2. Other items not core to business activity include: (i) in the three months ended March 31, 2018, (1) $13.6 in legal costs, (2) $2.6 in acquisition costs and (3) $2.4 in costs related to exit of CEO; and (ii) in the three months ended April 1, 2017, (1) $8.0 in legal costs, (2) $0.5 in facility shut down costs, (3) $0.3 professional fees related to the IPO process, partially offset by (4) $(2.2) in gain on settlement of contract escrow. 3. Adjusted EBITDA is a financial measure that is not calculated in accordance with GAAP. For a discussion of our presentation of Adjusted EBITDA, see above under the heading “Non- GAAP Financial Information”. 19

Non-GAAP Reconciliation Adjusted EPS & Free Cash Flow (USD in millions) Three Months Ended March 31, (amounts in millions, except share and per share data) 2018 Net income attributable to common shareholders $ 40.3 Legal and professional fees 9.1 Non-cash foreign exchange transactions/translation (income) loss 2.6 Impairment and restructuring charges 2.0 Gain on previously held shares of an equity investment (13.9) Deferred tax liability write-off associated with equity investment (7.1) Adjusted net income $ 33.0 Diluted net income per share $ 0.37 Legal and professional fees 0.08 Non-cash foreign exchange transactions/translation (income) loss 0.02 Impairment and restructuring charges 0.02 Gain on previously held shares of an equity investment (0.13) Deferred tax liability write-off associated with equity investment (0.06) Adjusted net income per share $ 0.30 Diluted shares used in adjusted EPS calculation represent the fully dilutive shares for the three months ended March 31, 2018. 108,867,800 NOTE: Where applicable, adjustments to net income and net income per share are tax-effected at 33.2% for the three months ended March 31, 2018. Three Months Ended March 31, April 1, 2018 2017 Net cash used in operating activities $ (65.3) $ (9.2) Less capital expenditures 27.4 9.8 Free cash flow $ (92.7) $ (19.0) 20